SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2007

QNECTIVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

       000-50494                                              57-1094726

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(Commission File Number)                       (IRS Employer Identification No.)

3702 South Virginia St., Suite G12-401, Reno, NV, 89502

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(Address of Principal Executive Offices)     (Zip Code)

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(Registrant's Telephone Number, Including Area Code)

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 15, 2007, the following Officers and Directors were appointed by the Company’s board of directors.

Name                          Position
Francoise Lanter

Chief Financial Officer and director

Tan Siekmann

Chief Technology Officer and director

Francoise Lanter currently serves as Chief Financial Officer of Lawa International Holdings, a technology company operating in Switzerland.  Francoise has held various positions in finance and administration throughout her career.  She has been responsible for budgeting, capital expenditure planning, financial reporting and consolidation according to the IFRS regulations.  For over ten  years, Francoise also owned and operated her own trust agency.

Tan Siekmann is an Internet and IT pioneer with more the 20 years’ experience founding and managing technology companies focused on IT Security, medical laboratory software development, Biometrics, and Communication. Tan Siekmann career began at the age of 16 when he founded Biodata GmbHin Germany providing software emulation for laboratory systems.

Subsequently, Tan changed Biodata’s emphasis networking and n 1988 Biodata was the first in the world to execute network signalling between computer stations. Biodata’s product, BioNET, was used to network ATARI computers — the first systems using a Graphical User Interface. At the time, ATARI systems were in wide use among enterprise clients requiring visual user interaction. ‘BioNET’ was successfully sold for many years.

Tan’s next product release, EuroBIG, was introduced in 1992. Tan invented the next milestone in technological innovation. This was the first ISDN Router and the first black box Router in the market to connect Local Area Networks or LANs.

In 1996, Biodata successfully shifted its product strategy by moving aggressively into the security market. In Spring 1996, Tan presented the first ISDN encryption device and one of the first Firewall systems under the product name Babylon. Biodata products found wide acceptance in the security arena. The Babylon products are still successfully sold around the world.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qnective, Inc.

a Nevada corporation

                                              /s/  Oswald Ortiz

            By:____________________________

                                             Oswald Ortiz, President

DATED:  November 20, 2007